SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):  December 30, 1996


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                          PRECISION STANDARD, INC.
           (Exact name of registrant as specified in its charter)

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      Colorado                  0-13829                84-0985295
   (State or other     (Commission File Number)     (I.R.S. Employer
    jurisdiction)                                  Identification No.)

                               One Pemco Plaza
                           1943 50th Street North
                          Birmingham, Alabama 35212
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (205) 591-3009

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 30, 1996, Precision Standard, Inc. (the "Company") was informed by Coopers & Lybrand L.L.P. ("C&L"), that C&L would not submit a bid to continue to act as the Company's independent auditors for the year ending December 31, 1996, nor would C&L stand for re-election as the Company's certifying accountant in 1997. C&L had served as the Company's independent auditors since 1988.

     As a result of a desire to compare the quality, timeliness and price of the auditing services of C&L with its competitors, the Audit Committee had previously directed the officers of the Company to solicit bids from several public accounting firms. C&L declined to submit a bid and informed the Company of its decision by letter dated December 30, 1996.

     The reports of C&L on the financial statements of the Company for each of the two fiscal years in the period ended December 31, 1995 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In the opinion of management of the Company, the financial statements contained in the Company's report on Form 10-Q for the third quarter of 1996 appropriately reflect all business transactions and all adjustment necessary for a fair presentation of the financial position and the results of operations of the Company for the periods presented.

     During the Company's two most recent audited fiscal years (1994 and 1995) and the current unaudited interim year (1996), there were no "disagreements" (as that term is used in Item 304 of Regulation S-K) between C&L and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


     The Company has authorized C&L to respond fully to the inquiries of the Company's successor accountant and has requested that C&L provide the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that Company can file such letter with the SEC within ten business days after the filing of this report. The Company has not yet selected a successor to C&L but expects to do so in the near future.


ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

99 Letter from Matthew L. Gold to Coopers & Lybrand L.L.P. dated December 20, 1996 requesting proposal for annual audit expenses.

99 Letter to Matthew L. Gold from Coopers & Lybrand L.L.P. dated December 30, 1996, confirming termination of client-auditor relationship.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 2, 1997.

                              PRECISION STANDARD, INC.



                              By:/s/ Matthew L. Gold
                                 Matthew L. Gold
                                 President


                                EXHIBIT INDEX


EXHIBIT                                      MEHTOD OF FILING
-------                                      -----------------

99   Letter from Matthew L. Gold to
     Coopers & Lybrand L.L.P. dated
     December 20, 1996 requesting
     proposal for annual audit expenses.     Filed herewith electronically

99   Letter to Matthew L. Gold from
     Coopers & Lybrand L.L.P. dated
     December 30, 1996, confirming
     termination of client-auditor
     relationship.                           Filed herewith electronically